SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JUNE 30, 2002

                            CIROND TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          COLORADO                      0-23871                 84-1434323
(State or other jurisdiction of       (Commission             (IRS Employer
       incorporation)                 File Number)          Identification No.)

  5512 E. HASTINGS STREET, SUITE 202, BURNABY, BRITISH COLUMBIA V5B 1R3 CANADA
           (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (604) 205-5039

                          CROSSNET COMMUNICATIONS, INC.
     14500 NORTH NORTHSIGHT BOULEVARD, SUITE 213, SCOTTSDALE, ARIZONA 85260
          (Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective June 30, 2002, the registrant closed its acquisition of Cirond Networks, Inc., a privately-held Nevada corporation ("CNI"), pursuant to the terms of a Share Exchange Agreement dated May 15, 2002 (the "Share Exchange Agreement"). CNI is now a wholly-owned subsidiary of the registrant. The registrant changed its name to "Cirond Technologies Inc."

         The registrant effected a 1-for-16.52481235 reverse stock split of the outstanding shares of its common stock and has issued 14,740,250 (post-reverse split) shares of its common stock to the shareholders of CNI. There are 16,440,250 shares of common stock of the registrant issued and outstanding, without giving effect to rounding for the reverse split.

         The new CUSIP number for the common stock is 17276N 10 0. The new trading symbol on the OTC Bulletin Board is CRDT.

         Upon the closing of the acquisition, Nicholas Miller, age 50, was appointed as the sole officer and director. Mr. Miller is an entrepreneur who has founded a number of private and publicly traded companies in the software, wireless, and Internet sectors. Mr. Miller's wide ranging experience as a high technology executive includes over 20 years of direct operations responsibility, along with considerable experience in sales, marketing and technology start-ups. From June 1996 to February 1998, Mr. Miller served as the Chairman of the Board, Secretary, Treasurer and a director of DataLink Systems Corporation (now Semotus Solutions Inc.), a company in the wireless information services sector, based in San Jose, California. Semotus Solutions is publicly traded on the American Stock Exchange (AMEX: DLK). Mr. Miller had founded DataLink's wholly-owned Canadian subsidiary, DSC DataLink Systems, in June 1993. From February 1987 until June 1993, he was the owner and President of Arundel Holdings Inc., a management consulting company which provided consulting services to emerging growth companies in the


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

         United States and Canada. From June 1987 until May 1988, he served as President of two companies: Tai Capital Corporation, a U.S. and Canadian based holding company specializing in the syndication of limited partnerships and in the financing of emerging growth companies; and Accessgroup, a company specializing in financial communications for public emerging growth and resource based companies. From February 1984 until February 1987, he was President and founder of Sona Systems Corporation, a company engaged in developing and marketing microcomputer software products. From March 1982 until February 1984, he was President and founder of Canada Microsystems Ltd., a wholesale distributor and developer of microcomputer based software products.

         Mr. Miller also recently served as a Director of Ezenet Technologies (acquired by Cognicase), Workfire Technologies (acquired by Packeteer Inc.), and was an initial founder of TalkStar Inc. (now E-Voice Inc., acquired by AOL Time Warner).

         Mr. Miller is also Vice-Chairman and a Director of Mulgrave School, an independent school based in West Vancouver, Canada. (Mr. Miller was instrumental in assisting Mulgrave to become one of the first schools in North America to implement a campus-wide WLAN network and a related laptop program). Mr. Miller is the holder of two US patents related to wireless technology and the Internet.

         As of June 30, 2002, the executive offices of the registrant have been moved to the facilities of CNI in Burnaby, British Columbia.

         Founded in March 2001 as a Nevada corporation by Nicholas Miller, CNI is a developer of technologies designed to enhance the performance and security of wireless networking technologies, with an initial specific focus on 802.11b Wireless Local Area Network (WLAN) technology. CNI proposes to offer products incorporating its proprietary technology that will be applicable to all segments of the WLAN marketplace. CNI's proposed products will address the following aspects of WLAN technology: site set-up, deployment and network optimization, and network security.

         CNI  conducts  its  research  and  development  activities  through its
         subsidiary,   Cirond  Networks   (Canada)  Inc.,  a  British   Columbia
         corporation.

         As of June 15, 2002, CNI had 5 employees, all of which were full-time. None of the employees is represented by any labor unions.

         Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares anticipated as a result of the acquisition of CNI: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.



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


        ------------------------------------------------------------------------------------------------------------
                       NAME                          POSITION (IF ANY)               NUMBER OF      PERCENT OF ALL
                                                                                   SHARES OWNED       OUTSTANDING
                                                                                                        SHARES 1<F1>
        ------------------------------------------------------------------------------------------------------------
                 Nicholas Miller                 sole officer and director           7,266,667           44.2%
        ------------------------------------------------------------------------------------------------------------
            Consensus Investments Ltd.                                               1,600,000           9.7%
        ------------------------------------------------------------------------------------------------------------
                   Doraldo Inc.                                                      1,600,000           9.7%
        ------------------------------------------------------------------------------------------------------------
                  Michael Stuart                                                     1,600,000           9.7%
        ------------------------------------------------------------------------------------------------------------
                  Kevin O'Neill                                                      1,550,000           9.4%
        ------------------------------------------------------------------------------------------------------------
                 Mark Moldenhauer                                                    1,540,842           9.4%
        ------------------------------------------------------------------------------------------------------------
        Officers and Directors as a group                                            7,266,667           44.2%
                    (1 person)
        ------------------------------------------------------------------------------------------------------------

        1<F1>  The percentages shown are based on 16,440,250 shares, being the total of the issued and outstanding shares of the registrant upon completion of the acquisition.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired: The audited financial statements of CNI as of and for the period ending December 31, 2001 and the unaudited financial statements of CNI as of and for the three months ended March 31, 2002 will be filed by amendment.

      (b)   Pro forma financial information:  To be filed by amendment.

      (c)   Exhibits:

            REGULATION
            S-K NUMBER               DOCUMENT

               2.1 Share Exchange Agreement between Crossnet Communica-tions, Inc. and Cirond Networks, Inc. dated May 15, 2002

               3.1       Articles of Amendment to Articles of Incorporation

              99.1 Audited Financial Statements of Cirond Networks, Inc. for the period ended December 31, 2001*

              99.2 Unaudited Financial Statements of Cirond Networks, Inc. for the three months ended March 31, 2002*

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

              99.3 Pro Forma Combined Balance Sheet and Income Statement for Cirond Networks, Inc. and Crossnet Communications, Inc. as of December 31, 2001 and March 31, 2002*

          ------------------
          *to be filed by amendment

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIROND TECHNOLOGIES INC.


June 30, 2002                          By:  /s/ NICHOLAS MILLER
                                          --------------------------------------
                                             Nicholas Miller, President










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